Horizon Kinetics Inflation Beneficiaries ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 96.4%	Shares	Value
Agricultural Operations - 4.2%
Bunge Global SA	295,718	$37,615,330
Tejon Ranch Co. (a)	654,511	12,330,987
Wilmar International Ltd.	4,238,888	12,649,474
		62,595,791

Distribution/Wholesale - 0.5%
Fermi, Inc. (a)(b)	63,422	370,385
RB Global, Inc.	76,399	7,322,844
		7,693,229

Electric-Integrated - 3.2%
Hawaiian Electric Industries, Inc. (a)	3,230,429	47,939,566

Global Exchanges - 16.5%
ASX Ltd.	572,062	20,491,376
Deutsche Boerse AG	132,354	38,292,533
Intercontinental Exchange, Inc.	321,434	50,555,140
Japan Exchange Group, Inc.	1,591,667	18,073,709
London Stock Exchange Group PLC	51,672	6,039,938
Miami International Holdings, Inc. (a)	910,258	35,427,241
Singapore Exchange Ltd.	2,858,940	43,255,830
TMX Group Ltd.	864,460	30,556,993
		242,692,760

Insurance Brokers - 1.7%
Marsh & McLennan Cos., Inc.	145,160	25,178,002

Investment Management-Advisor Services - 2.6%
Brookfield Corp.	334,015	13,517,587
Sprott, Inc.	172,679	24,675,829
		38,193,416

Medical-Biomedical-Genetics - 1.1%
Royalty Pharma PLC - Class A	326,338	15,654,434

Metal-Diversified - 8.3%
Altius Minerals Corp.	402,934	14,127,448
Cameco Corp.	565,914	61,463,920
Deterra Royalties Ltd.	5,431,158	14,953,567
Glencore PLC	4,177,006	31,149,078
		121,694,013

Metal-Iron - 1.2%
Labrador Iron Ore Royalty Corp.	276,178	5,802,400
Mesabi Trust	393,971	12,410,086
		18,212,486

Mining Services - 0.3%
Evolve Royalties Ltd. (a)	1,781,250	3,752,553

Motion Pictures & Services - 0.4%
IG Port, Inc.	316,000	2,453,077
Toei Animation Co. Ltd.	149,199	2,433,663
		4,886,740

Oil Companies -Exploration & Production - 8.1%
Dorchester Minerals LP	172,004	4,661,309
Landbridge Co. LLC - Class A	1,199,578	82,830,861
Topaz Energy Corp.	1,464,900	32,456,528
		119,948,698

Oil-Field Services - 4.4%
WaterBridge Infrastructure LLC - Class A	2,398,768	64,262,995

Oil-US Royalty Trusts - 18.6%
Permian Basin Royalty Trust	1,701,245	36,610,792
PrairieSky Royalty Ltd.	3,039,262	70,125,926
Sabine Royalty Trust	85,201	6,419,043
San Juan Basin Royalty Trust (a)	1,283,345	6,172,890
Texas Pacific Land Corp.	175,848	83,450,427
Viper Energy, Inc. - Class A	1,512,307	71,063,306
		273,842,384

Pipelines - 3.3%
Cheniere Energy, Inc.	169,166	48,002,544

Precious Metals - 16.7%
Franco-Nevada Corp.	311,357	76,920,747
Metalla Royalty & Streaming Ltd. (a)	390,000	2,585,700
OR Royalties, Inc.	1,531,975	58,245,690
Triple Flag Precious Metals Corp.	369,048	12,809,656
Wheaton Precious Metals Corp.	733,028	96,033,998
		246,595,791

Real Estate Operations-Development - 1.2%
St Joe Co.	273,596	17,181,829

Securities & Commodities Exchanges - 2.8%
CME Group, Inc.	139,556	41,217,864

Telecommunication Services - 0.9%
DigitalBridge Group, Inc.	893,405	13,776,305

Transport-Marine - 0.4%
Clarkson PLC	105,493	6,413,160
TOTAL COMMON STOCKS (Cost $1,026,059,639)		1,419,734,560

TOTAL INVESTMENTS - 96.4% (Cost $1,026,059,639)		1,419,734,560
Money Market Deposit Account - 3.6% (c)(d)		52,386,565
Other Assets in Excess of Liabilities - 0.0% (e)		1,068,970
TOTAL NET ASSETS - 100.0%		$1,473,190,095

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $359,271.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026, was 3.49%.

(d)
All or a portion of this deposit account was purchased using proceeds from securities lending. The fair value of this deposit held from securities lending as of March 31, 2026, is $338,354 which represented 0.0% of net assets.

(e)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Horizon Kinetics Inflation Beneficiaries ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,419,734,560	$–	$–	$1,419,734,560
Total Investments	$1,419,734,560	$–	$–	$1,419,734,560

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of March 31, 2026
(% of Net Assets)
United States	$720,454,180	48.7%
Canada	503,074,975	34.3
Singapore	55,905,304	3.9
Germany	38,292,533	2.6
Australia	35,444,943	2.4
Switzerland	31,149,078	2.1
Japan	22,960,449	1.6
United Kingdom	12,453,098	0.8
Other Assets in Excess of Liabilities	53,455,535	3.6
	$1,473,190,095	100.0%